                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 13, 2003
                                                           ------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                            1-4174                   73-0569878
   --------                          ------------          -------------------
(State or other                      (Commission            (I.R.S. Employer
jurisdiction of                      File Number)          Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                                 74172
----------------------------------------                           ---------
(Address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Items 9 and 12. Regulation FD Disclosure and Results of Operations and Financial
Condition.

         The Williams Companies, Inc. wishes to disclose its press release dated May 13, 2003, furnished herewith as Exhibit 99.

           In accordance with General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE WILLIAMS COMPANIES, INC.


Date: May 13, 2003                          /s/ Brian K. Shore
                                            -----------------------------------
                                            Name:    Brian K. Shore
                                            Title:   Corporate Secretary



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Copy of Williams' press release dated May 13, 2003.

99.2              Copy of Williams' Reconciliation of Income (Loss) from
                  Continuing Operations to Recurring Earnings.





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